Exhibit 10.2
AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of September 30, 2025 (this “Amendment”), by and among KEURIG DR PEPPER INC., a Delaware corporation (the “Borrower”), the Person party hereto as the “Amendment No. 1 Increasing Lender (the “Amendment No. 1 Increasing Lender”) and JPMORGAN CHASE BANK, N.A., as the administrative agent (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of March 31, 2025 (as amended, restated, amended and restated, waived, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”), by and among the Borrower, the lending institutions from time to time party thereto and the Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement or the Amended Credit Agreement, as applicable);
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may increase the Commitments upon written notice to the Administrative Agent;
WHEREAS, the Borrower has requested that the Amendment No. 1 Increasing Lender provides a Commitment Increase of $300,000,000 (the “Amendment No. 1 Commitments”, and the loans thereunder, the “Amendment No. 1 Loans”) to be made available to the Borrower on the Amendment No. 1 Effective Date (as defined below), on terms identical to those applicable to the existing Commitments (including as to the pricing, tenor and rights of payment);
WHEREAS, the Amendment No. 1 Increasing Lender agrees to provide Amendment No. 1 Commitments to the Borrower in the amount set forth on such Schedule A on the Amendment No. 1 Effective Date, in each case, on the terms and subject to the conditions as set forth herein (and the existing Schedule 2.01 to the Credit Agreement shall be deemed to be amended to include the information set forth on Schedule A annexed hereto); and
WHEREAS, the Administrative Agent and the Borrower may amend the Credit Agreement and the other Loan Documents without the consent of any other party other than the Increasing Lender, as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect a Commitment Increase pursuant to Section 2.20 of the Credit Agreement.
WHEREAS, this Amendment constitutes the Amendment No. 1 Increasing Lender’s New Lender Supplement, and upon the Amendment No. 1 Effective Date, the Amendment No. 1 Increasing Lender shall become a party to the Amended Credit Agreement and shall be a Lender for all purposes, and to the same extent as if originally a party thereto and shall be bound by and entitled to the benefits, of the Amended Credit Agreement.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.Establishment of the Amendment No. 1 Commitments.

(a)The Amendment No. 1 Increasing Lender hereby commits to provide the Amendment No. 1 Commitments as set forth on Schedule A annexed hereto on the terms and subject to the conditions set forth below.
(b)The Amendment No. 1 Increasing Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (B) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender and in order to become an Increasing Lender under Section 2.20(a) of the Credit Agreement, (C) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (D) if it is a Foreign Lender, it has provided any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Amendment No. 1 Increasing Lender, and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent, any Issuing Bank or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
(c)The Amendment No. 1 Increasing Lender’s address for notices for the purposes of the Amended Credit Agreement has been provided to the Administrative Agent under separate cover.
SECTION 2.Amendments to the Credit Agreement. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 3 of this Amendment, effective as of the Amendment No. 1 Effective Date (as defined below), (a) the Credit Agreement is amended as set forth in Exhibit A attached hereto, such that all of the newly inserted double-underlined provisions therein (indicated textually in the same manner as the following example: double-underlined text) shall be deemed to be inserted and all of the stricken text therein (indicated textually in the same manner as the following example: ~~stricken text~~) shall be deemed to be deleted therefrom and (b) Schedule 2.01 of the Credit Agreement is amended to include the information set forth on Schedule A attached hereto.
SECTION 3.Conditions to Effectiveness. This Amendment (other than this Section 3, which shall become effective upon the execution hereof) shall become effective on September 30, 2025 (the “Amendment No. 1 Effective Date”), subject solely to the satisfaction or waiver by the Amendment No. 1 Increasing Lender of the following conditions precedent:
(a)The Administrative Agent shall have received a counterpart of this Amendment, duly executed by each party hereto.
(b)The Administrative Agent shall have received a customary favorable written legal opinion dated the Amendment No. 1 Effective Date (addressed to the Administrative Agent and the Amendment No. 1 Increasing Lender) of Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel for the Borrower.

(c)The Administrative Agent shall have received, for the Borrower, a certificate of good standing (or the equivalent) from the appropriate governing agency of the Borrower’s jurisdiction of organization (to the extent the concept of good standing is applicable in such jurisdiction).
(d)The Administrative Agent shall have received a certificate, dated the Amendment No. 1 Effective Date, of the Secretary or an Assistant Secretary of the Borrower (or, if the Borrower does not have a secretary or assistant secretary, any other Person duly authorized to execute such a certificate on behalf of the Borrower) certifying as to (i) specimen signatures of the persons authorized to execute Loan Documents to which the Borrower is a party (or confirming there have been no changes to the specimen signatures with respect to the Borrower since the Closing Date), (ii) copies of the Borrower’s constituent organizational documents (or confirming there have been no changes to the constituent organizational documents of the Borrower since the Closing Date), and (iii) the resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of the Loan Documents to which it is a party.
(e)At the time of and upon giving effect to this Amendment, the representations and warranties in this Amendment and the other Loan Documents shall be true and correct, in all material respects (and in all respects if already qualified by materiality), except to the extent any such representations or warranties are limited to a specific date, in which case, such representations and warranties are accurate in all material respects as of such specific date (and in all respects if already qualified by materiality).
(f)At the time of and immediately after giving effect to this Amendment, there shall not exist any Default.
(g)All reasonable and documented out-of-pocket expenses due to the Administrative Agent in accordance with Section 9.03 of the Credit Agreement, in each case to the extent invoiced at least three (3) Business Days prior to the Amendment No. 1 Effective Date, shall have been paid, or shall be paid substantially concurrently with, the occurrence of the Amendment No. 1 Effective Date.
(h)The Administrative Agent shall have received at least one Business Day prior to the Amendment No. 1 Effective Date all documentation and other information regarding the Borrower required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation, to the extent reasonably requested at least three Business Days prior to the Amendment No. 1 Effective Date.
SECTION 4.Reaffirmation. The Borrower, on behalf of each Loan Party, hereby consents to the terms of this Amendment and confirms and agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, the Borrower, on behalf of each Loan Party, hereby confirms that the guarantee obligations of each Loan Party pursuant to the Loan Documents shall continue in full force and effect.

SECTION 5.Acknowledgments.
(a)The Administrative Agent and the Borrower acknowledge that the amendments to the Credit Agreement contained in this Amendment are necessary or appropriate to effect the provisions of the Amendment No. 1 Commitments.
(b)The Borrower, the Amendment No. 1 Increasing Lender and the Administrative Agent acknowledge that this Amendment constitutes the requisite written notice and the New Lender Supplement required by Section 2.20 of the Credit Agreement.
SECTION 6.New Lender. The Amendment No. 1 Increasing Lender acknowledges and agrees that upon its execution of this Amendment that the Amendment No. 1 Increasing Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, to the same extent as if originally a party thereto, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.
SECTION 7.Credit Agreement Governs. The Amendment No. 1 Increasing Loans shall be subject to the provisions of the Credit Agreement and the other Loan Documents, as modified and supplemented by this Amendment.
SECTION 8.Tax Forms. The Amendment No. 1 Increasing Lender, delivered herewith to the Administrative Agent and the Borrower, such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Amendment No. 1 Increasing Lender may be required to deliver to the Administrative Agent and/or the Borrower pursuant to Section 2.16(e) of the Credit Agreement.
SECTION 9.Recordation of the New Loans and Commitments. Upon execution and delivery hereof, the Administrative Agent will record the Amendment No. 1 Commitments held by the Amendment No. 1 Increasing Lender in the Register.
SECTION 10.Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 9.02 of the Credit Agreement.
SECTION 11.GOVERNING LAW, ETC. THIS AMENDMENT AND ANY CLAIM OR CONTROVERSY ARISING HEREUNDER OR RELATED HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 9.09(b), (c) and (d), 9.10 and 9.12 of the Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis.
SECTION 12.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 13.Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic communication (including by electronic mail as a .pdf or .tif attachment) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 14.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 15.Effect of this Amendment. This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Amended Credit Agreement and that this Amendment is a Loan Document. This Amendment shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Loan Documents continue to be owing under the Amended Credit Agreement or such other Loan Documents until paid in accordance therewith.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

KEURIG DR PEPPER INC.,
as the Borrower

By /s/Dan Morrell
Name: Dan Morrell
Title: Vice President & Treasurer

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Issuing Bank

By:    /s/Gregory T. Martin
Name:    Gregory T. Martin
Title:    Executive Director

[Signature Page to Amendment No. 1]

BANK OF AMERICA, N.A.,
as Issuing Bank

By:    /s/Ryan Van Stedum
Name:    Ryan Van Stedum
Title:    Vice President
[Signature Page to Amendment No. 1]

MUFG BANK, LTD.,
as the Amendment No. 1 Increasing Lender

By:    /s/Meng Zhang
Name: Meng Zhang
Title: Director

[Signature Page to Amendment No. 1]

Schedule A

Amendment No. 1 Commitments

Amendment No. 1 Increasing Lender	Amendment No. 1 Commitments
MUFG Bank, Ltd.	$300,000,000.00
TOTAL	$300,000,000.00

Exhibit A

Amended Credit Agreement
[Attached]